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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 7, 1999


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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Item 5.  Other Events

A new Procedural Order has been issued by the Arizona Corporation Commission
(ACC) further extending the hearing on the proposed merger of Southwest Gas Corporation into a wholly owned subsidiary of ONEOK, Inc. to December 2, 1999. Because of the large amount of documents/information that have been subsequently filed in this matter, the ACC requested its staff to review all the documents/information. The ACC has requested a report and updated recommendations be submitted by staff on or before November 4, 1999.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SOUTHWEST GAS CORPORATION




Date: October 7, 1999                        /s/ EDWARD A. JANOV
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                                               Edward A. Janov
                              Vice President/Controller/Chief Accounting Officer